EXHIBIT 99

                        Collateral Stratification Report
                                   ALTA15 MAY

                               ALTA15 Conforming
================================================================================

Pool Summary                     COUNT                      UPB               %
--------------------------------------------------------------------------------
Conforming                         320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-04-01
AVG UPB: $139,095.59
GROSS WAC: 6.5807%
NET WAC: 6.317%
% SF/PUD: 69.69%
% FULL/ALT: 21.25%
% CASHOUT: 38.50%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.27%
WA LTV: 71.79%
% FICO > 679: 69.31%
% NO FICO: 0.00%
WA FICO: 706
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 7.03%
CALIFORNIA %: 21.94%
--------------------------------------------------------------------------------


Product Type                     COUNT                      UPB               %
--------------------------------------------------------------------------------
Fixed                              320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Original Balance                 COUNT                      UPB               %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                  33            $1,232,032.63           2.77%
$50,000.01 - $100,000.00           100             7,631,594.39          17.15
$100,000.01 - $150,000.00           66             8,025,785.29          18.03
$150,000.01 - $200,000.00           54             9,327,991.35          20.96
$200,000.01 - $250,000.00           29             6,476,644.62          14.55
$250,000.01 - $300,000.00           22             6,130,591.02          13.77
$300,000.01 - $350,000.00            9             2,882,863.22           6.48
$350,000.01 - $400,000.00            4             1,507,062.48           3.39
$400,000.01 - $450,000.00            2               817,657.23           1.84
$450,000.01 - $500,000.00            1               478,367.00           1.07
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $480,000.00
Average: $139,653.98
--------------------------------------------------------------------------------


Unpaid Balance                   COUNT                      UPB               %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                282           $32,694,048.28          73.45%
$250,000.01 - $300,000.00           22             6,130,591.02          13.77
$300,000.01 - $350,000.00            9             2,882,863.22           6.48
$350,000.01 - $400,000.00            4             1,507,062.48           3.39
$400,000.01 - $450,000.00            2               817,657.23           1.84
$450,000.01 - $500,000.00            1               478,367.00           1.07
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $478,367.00
Average: $139,095.59
--------------------------------------------------------------------------------


Gross Rate                       COUNT                      UPB               %
--------------------------------------------------------------------------------
5.001% - 5.125%                      1              $243,750.00           0.55%
5.126% - 5.250%                      3               515,789.82           1.16
5.251% - 5.375%                      4               673,594.87           1.51
5.376% - 5.500%                     13             2,073,245.73           4.66
5.501% - 5.625%                     13             2,113,056.90           4.75
5.626% - 5.750%                     26             3,509,783.79           7.89
5.751% - 5.875%                     20             2,594,030.68           5.83
5.876% - 6.000%                     18             2,544,504.49           5.72
6.001% - 6.125%                     13             1,969,933.04           4.43
6.126% - 6.250%                     14             2,169,442.59           4.87
6.251% - 6.375%                     13             1,489,006.79           3.35
6.376% - 6.500%                     21             3,130,244.46           7.03
6.501% - 6.625%                     14             1,380,281.89           3.10
6.626% - 6.750%                     13             1,491,336.07           3.35
6.751% - 6.875%                     25             4,401,879.83           9.89
6.876% - 7.000%                     15             1,912,645.45           4.30
7.001% - 7.125%                      9             1,177,568.86           2.65
7.126% - 7.250%                     14             2,370,397.04           5.33
7.251% - 7.375%                     13             1,853,943.60           4.17
7.376% - 7.500%                     19             2,297,418.43           5.16
7.501% - 7.625%                     12             1,314,384.21           2.95
7.626% - 7.750%                      6               974,292.30           2.19
7.751% - 7.875%                      3               261,264.85           0.59
7.876% - 8.000%                      4               464,444.45           1.04
8.001% - 8.125%                      3               444,223.13           1.00
8.126% - 8.250%                      3               529,402.34           1.19
8.251% - 8.375%                      2               208,689.63           0.47
8.501% - 8.625%                      1               170,397.67           0.38
8.626% - 8.750%                      2               164,436.32           0.37
8.876% - 9.000%                      1                31,500.00           0.07
9.126% - 9.250%                      1                15,300.00           0.03
9.501% - 9.625%                      1                20,400.00           0.05
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 9.620%
Weighted Average: 6.581%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               Apr 14, 2003 10:43                    Page 1 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                               ALTA15 Conforming
================================================================================

Net Rate                          COUNT                     UPB               %
--------------------------------------------------------------------------------
4.751% - 4.875%                       1             $243,750.00           0.55%
4.876% - 5.000%                       3              515,789.82           1.16
5.001% - 5.125%                       4              673,594.87           1.51
5.126% - 5.250%                      13            2,073,245.73           4.66
5.251% - 5.375%                      13            2,113,056.90           4.75
5.376% - 5.500%                      26            3,509,783.79           7.89
5.501% - 5.625%                      20            2,594,030.68           5.83
5.626% - 5.750%                      18            2,544,504.49           5.72
5.751% - 5.875%                      14            2,028,712.15           4.56
5.876% - 6.000%                      13            2,110,663.48           4.74
6.001% - 6.125%                      14            1,543,656.79           3.47
6.126% - 6.250%                      21            3,130,244.46           7.03
6.251% - 6.375%                      14            1,380,281.89           3.10
6.376% - 6.500%                      13            1,491,336.07           3.35
6.501% - 6.625%                      25            4,567,629.83          10.26
6.626% - 6.750%                      17            2,099,395.45           4.72
6.751% - 6.875%                      11            1,315,208.86           2.95
6.876% - 7.000%                      16            2,573,797.04           5.78
7.001% - 7.125%                      13            1,781,943.60           4.00
7.126% - 7.250%                      18            2,077,018.43           4.67
7.251% - 7.375%                       9            1,124,994.21           2.53
7.376% - 7.500%                       5              905,892.30           2.04
7.501% - 7.625%                       2              198,264.85           0.45
7.626% - 7.750%                       4              464,444.45           1.04
7.751% - 7.875%                       2              309,223.13           0.69
7.876% - 8.000%                       3              529,402.34           1.19
8.001% - 8.125%                       2              208,689.63           0.47
8.251% - 8.375%                       1              170,397.67           0.38
8.376% - 8.500%                       2              164,436.32           0.37
8.626% - 8.750%                       1               31,500.00           0.07
8.876% - 9.000%                       1               15,300.00           0.03
9.251% - 9.375%                       1               20,400.00           0.05
--------------------------------------------------------------------------------
Total:                              320          $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 4.875%
Maximum: 9.370%
Weighted Average: 6.317%
--------------------------------------------------------------------------------


Original Term to Maturity        COUNT                      UPB               %
--------------------------------------------------------------------------------
61 - 120                             2               $35,700.00           0.08%
121 - 180                          318            44,474,889.23          99.92
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


Remaining Term to Stated
Maturity                         COUNT                      UPB              %
--------------------------------------------------------------------------------
61 - 120                             2               $35,700.00          0.08%
121 - 180                          318            44,474,889.23         99.92
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23        100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------


Seasoning                        COUNT                      UPB               %
--------------------------------------------------------------------------------
<= 0                                53            $6,453,372.00          14.50%
1 - 1                              130            19,612,794.74          44.06
2 - 2                              101            13,732,029.08          30.85
3 - 3                               10             1,161,580.19           2.61
4 - 4                                5               580,103.56           1.30
5 - 5                                9               980,462.59           2.20
6 - 6                                1               199,049.58           0.45
7 - 12                               9             1,441,127.68           3.24
13 - 24                              2               350,069.81           0.79
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 18
Weighted Average: 2
--------------------------------------------------------------------------------


FICO Scores                      COUNT                       UPB              %
--------------------------------------------------------------------------------
600 - 609                            2               $313,094.50          0.70%
610 - 619                            1                157,500.00          0.35
620 - 629                            3                463,036.33          1.04
630 - 639                            9              1,632,113.20          3.67
640 - 649                           12              2,169,305.79          4.87
650 - 659                           16              1,939,328.24          4.36
660 - 669                           25              3,276,911.59          7.36
670 - 679                           26              3,709,010.37          8.33
680 - 689                           28              4,100,558.60          9.21
690 - 699                           22              2,646,121.11          5.94
700 - 709                           24              4,020,575.78          9.03
710 - 719                           29              3,505,804.21          7.88
720 - 729                           23              3,026,727.76          6.80
730 - 739                           23              2,743,497.65          6.16
740 - 749                           17              2,359,219.11          5.30
750 - 759                           17              2,531,116.15          5.69
760 - 769                           14              1,365,307.62          3.07
770 - 779                           12              1,548,181.82          3.48
780 - 789                            8              1,107,093.19          2.49
790 - 799                            4                954,415.43          2.14
800 - 809                            4                772,184.89          1.73
810 - 819                            1                169,485.89          0.38
--------------------------------------------------------------------------------
Total:                             320            $44,510,589.23        100.00%
--------------------------------------------------------------------------------
Minimum: 604
Maximum: 816
Weighted Average: 706
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                  Page 2 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                               ALTA15 Conforming
================================================================================

Loan To Value Ratio              COUNT                      UPB               %
--------------------------------------------------------------------------------
20.01% - 25.00%                      4              $176,500.00           0.40%
25.01% - 30.00%                      2               397,159.88          0.89
30.01% - 35.00%                      7               901,481.44          2.03
35.01% - 40.00%                     10             1,258,574.64          2.83
40.01% - 45.00%                      3               425,666.03          0.96
45.01% - 50.00%                     11             1,178,950.91          2.65
50.01% - 55.00%                     15             2,112,649.30          4.75
55.01% - 60.00%                     24             3,318,632.21          7.46
60.01% - 65.00%                     11             1,243,408.49          2.79
65.01% - 70.00%                     28             3,738,129.70          8.40
70.01% - 75.00%                     37             4,872,361.87         10.95
75.01% - 80.00%                    128            19,587,940.08         44.01
80.01% - 85.00%                      8               887,254.05          1.99
85.01% - 90.00%                     28             3,822,132.70          8.59
90.01% - 95.00%                      2               307,747.93          0.69
95.01% - 100.00%                     2               282,000.00          0.63
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 21.24%
Maximum: 100.00%
Weighted Average: 71.79%
--------------------------------------------------------------------------------


Combined Loan To Value Ratio     COUNT                      UPB               %
--------------------------------------------------------------------------------
<= 0.00%                             3              $631,750.00           1.42%
20.01% - 25.00%                      4               176,500.00           0.40
25.01% - 30.00%                      2               397,159.88           0.89
30.01% - 35.00%                      7               901,481.44           2.03
35.01% - 40.00%                      8               816,574.64           1.83
40.01% - 45.00%                      3               425,666.03           0.96
45.01% - 50.00%                      9               645,745.61           1.45
50.01% - 55.00%                     14             1,969,477.21           4.42
55.01% - 60.00%                     25             3,553,927.83           7.98
60.01% - 65.00%                     10             1,184,652.04           2.66
65.01% - 70.00%                     26             3,503,572.52           7.87
70.01% - 75.00%                     30             4,235,734.00           9.52
75.01% - 80.00%                     79            11,638,220.64          26.15
80.01% - 85.00%                     11             1,289,164.23           2.90
85.01% - 90.00%                     62             9,593,601.26          21.55
90.01% - 95.00%                     23             3,033,852.75           6.82
95.01% - 100.00%                     4               513,509.15           1.15
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 100.000%
Weighted Average: 73.939%
--------------------------------------------------------------------------------


DTI                              COUNT                      UPB               %
--------------------------------------------------------------------------------
<= 0.000%                           90           $11,384,692.14          25.58%
1.001% - 6.000%                      6               627,826.79           1.41
6.001% - 11.000%                     1                73,113.74           0.16
11.001% - 16.000%                    3               565,566.20           1.27
16.001% - 21.000%                   19             1,970,965.38           4.43
21.001% - 26.000%                   19             2,588,154.86           5.81
26.001% - 31.000%                   32             4,977,459.27          11.18
31.001% - 36.000%                   59             8,793,106.08          19.76
36.001% - 41.000%                   61             9,705,848.22          21.81
41.001% - 46.000%                   16             2,191,923.77           4.92
46.001% - 51.000%                   12             1,522,065.56           3.42
51.001% - 56.000%                    2               109,867.22           0.25
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 55.60%
Weighted Average: 32.85%
--------------------------------------------------------------------------------


Geographic Concentration         COUNT                      UPB               %
--------------------------------------------------------------------------------
California                          46            $9,763,622.80          21.94%
Illinois                            47             6,682,373.97          15.01
Colorado                            13             2,033,122.52           4.57
New York                            10             2,001,852.73           4.50
Florida                             21             1,951,226.50           4.38
Arizona                             14             1,844,359.04           4.14
New Jersey                           9             1,769,342.07           3.98
Connecticut                          7             1,565,709.83           3.52
Ohio                                17             1,416,447.07           3.18
Michigan                             9             1,224,723.67           2.75
Virginia                            12             1,209,985.46           2.72
Minnesota                            9             1,188,904.78           2.67
Maryland                             6             1,109,677.95           2.49
Pennsylvania                        14             1,103,637.85           2.48
Texas                                8               951,171.45           2.14
Massachusetts                        5               944,587.96           2.12
North Carolina                       9               864,463.38           1.94
Nevada                               5               777,943.82           1.75
Wisconsin                            5               729,913.80           1.64
Oregon                               4               676,406.30           1.52
Indiana                             12               675,887.89           1.52
Utah                                 5               657,708.18           1.48
Washington                           5               528,558.07           1.19
District of Columbia                 1               380,166.93           0.85
Missouri                             5               365,276.26           0.82
Tennessee                            2               306,370.49           0.69
New Mexico                           3               281,525.39           0.63
Louisiana                            2               245,471.40           0.55
Mississippi                          3               196,846.77           0.44
Rhode Island                         2               118,000.00           0.27
Maine                                1               117,000.00           0.26
Iowa                                 1               115,913.91           0.26
South Carolina                       1               112,892.61           0.25
Delaware                             1               111,800.00           0.25
Arkansas                             1               104,877.67           0.24
New Hampshire                        1               103,500.00           0.23
Alabama                              2                94,374.71           0.21
Hawaii                               1                93,749.16           0.21
Georgia                              1                91,196.84           0.20
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 3 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                               ALTA15 Conforming
================================================================================

North-South CA                   COUNT                      UPB               %
--------------------------------------------------------------------------------
North CA                            11            $2,370,753.01           5.33%
South CA                            35             7,392,869.79          16.61
States Not CA                      274            34,746,966.43          78.06
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Zip Code Concentration           COUNT                      UPB               %
--------------------------------------------------------------------------------
94704                                2              $559,529.52           1.26%
90292                                1               478,367.00           1.07
92352                                2               445,884.40           1.00
06840                                1               410,000.00           0.92
90038                                1               407,657.23           0.92
Other                              313            42,209,151.08          94.83
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Loan Purpose                     COUNT                      UPB               %
--------------------------------------------------------------------------------
Cash Out Refi                      121           $17,136,505.04          38.50%
Purchase                           100            14,582,645.07          32.76
No Cash Refi                        90            12,343,039.12          27.73
Refi                                 9               448,400.00           1.01
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Document Type                    COUNT                      UPB               %
--------------------------------------------------------------------------------
NIV                                 92           $15,565,470.30          34.97%
Full                                76             9,459,697.19          21.25
Asset Verification                  49             7,211,368.41          16.20
No Doc                              61             7,205,603.10          16.19
Stated Income                       20             1,823,939.59           4.10
No Income, No Asset                 15             1,716,529.11           3.86
No Income/No Ratio                   6             1,475,997.69           3.32
Reduced Doc/No Ratio                 1                51,983.84           0.12
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Property Type                    COUNT                      UPB               %
--------------------------------------------------------------------------------
1-Family                           211           $28,372,181.09          63.74%
3-Family                            14             3,761,470.43           8.45
4-Family                            16             3,083,047.54           6.93
2-Family                            23             2,702,840.94           6.07
Condo < 5 Floors                    14             2,223,580.15           5.00
PUD                                 12             1,794,837.25           4.03
Condo                                9               790,830.06           1.78
Mfctrd Housing                       7               419,593.35           0.94
PUD (Detached)                       3               383,072.30           0.86
Single Family Attached               2               280,438.62           0.63
Low-rise Condo                       4               255,000.00           0.57
PUD (Attached)                       2               191,042.60           0.43
High-rise Condo                      2               177,907.35           0.40
Condo, Mid Rise                      1                74,747.55           0.17
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Occupancy                        COUNT                      UPB               %
--------------------------------------------------------------------------------
Primary                            189           $27,915,401.86          62.72%
Investor                           121            15,336,429.23          34.46
Secondary                           10             1,258,758.14           2.83
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Prepayment Penalty               COUNT                      UPB               %
--------------------------------------------------------------------------------
36                                  14              $898,048.23           2.02%
60                                  20             2,230,696.25           5.01
N                                  286            41,381,844.75          92.97
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
wa TERM: 3.733
--------------------------------------------------------------------------------


Balloon Flag                     COUNT                      UPB               %
--------------------------------------------------------------------------------
No                                 226           $29,237,435.35          65.69%
Yes                                 94            15,273,153.88          34.31
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Mortgage Ins.                    COUNT                      UPB               %
--------------------------------------------------------------------------------
Curr LTV < 80%                     280           $39,211,454.55          88.09%
GEMIC                                1               228,876.88           0.51
Lender Paid                         10             1,000,840.00           2.25
MGIC                                 2               430,102.54           0.97
None                                 2               120,273.88           0.27
PMI EXISTS (Unknown Co)              4               317,700.00           0.71
PMI Mortgage Insurance               1               162,964.09           0.37
Radian                              15             2,399,412.72           5.39
Republic Mortgage                    3               401,170.24           0.90
United Guaranty                      2               237,794.33           0.53
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.27%
--------------------------------------------------------------------------------


Pay Type                         COUNT                      UPB               %
--------------------------------------------------------------------------------
                                   320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Lien Type                        COUNT                      UPB               %
--------------------------------------------------------------------------------
First Lien                         320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Pledge Loan                      COUNT                      UPB               %
--------------------------------------------------------------------------------
None                                 5            $1,173,172.10           2.64%
                                   315            43,337,417.13          97.36
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Relocation                       COUNT                      UPB               %
--------------------------------------------------------------------------------
                                   320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------
Total:                             320           $44,510,589.23         100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 4 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                               ALTA15 Conforming
================================================================================

Section-32                        COUNT                     UPB               %
--------------------------------------------------------------------------------
No                                   26           $1,932,726.50           4.34%
                                    294           42,577,862.73          95.66
--------------------------------------------------------------------------------
Total:                              320          $44,510,589.23         100.00%
--------------------------------------------------------------------------------


Foreign Borrower                  COUNT                     UPB               %
--------------------------------------------------------------------------------
                                    143          $21,941,465.59          49.29%
N                                   175           22,128,723.64          49.72
Y                                     2              440,400.00           0.99
--------------------------------------------------------------------------------
Total:                              320          $44,510,589.23         100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 5 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                              ALTA15 Non-Conforming
================================================================================

Pool Summary                       COUNT                   UPB              %
--------------------------------------------------------------------------------
Non-Conforming                       131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-04-01
AVG UPB: $477,588.01
GROSS WAC: 6.1111%
NET WAC: 5.861%
% SF/PUD: 97.22%
% FULL/ALT: 35.20%
% CASHOUT: 33.84%
% BUYDOWN: 3.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 62.30%
% FICO > 679: 81.16%
% NO FICO: 0.00%
WA FICO: 726
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 2.91%
CALIFORNIA %: 39.49%
--------------------------------------------------------------------------------



Product Type                       COUNT                   UPB              %
--------------------------------------------------------------------------------
Fixed                                131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Original Balance                   COUNT                   UPB              %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00             17         $5,777,649.93          9.23%
$350,000.01 - $400,000.00             38         14,211,311.86         22.71
$400,000.01 - $450,000.00             23          9,661,383.00         15.44
$450,000.01 - $500,000.00             22         10,481,408.32         16.75
$500,000.01 - $550,000.00              8          4,202,322.81          6.72
$550,000.01 - $600,000.00              6          3,465,084.21          5.54
$600,000.01 - $650,000.00              7          4,410,976.26          7.05
$700,000.01 - $750,000.00              2          1,449,486.12          2.32
$850,000.01 - $900,000.00              1            859,645.71          1.37
$900,000.01 - $950,000.00              1            946,733.36          1.51
$950,000.01 - $1,000,000.00            1            961,000.00          1.54
$1,000,000.01 >=                       5          6,137,027.34          9.81
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: $328,000.00
Maximum: $1,366,000.00
Average: $480,186.32
--------------------------------------------------------------------------------


Unpaid Balance                     COUNT                   UPB              %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00             17         $5,777,649.93          9.23%
$350,000.01 - $400,000.00             40         15,007,413.24         23.99
$400,000.01 - $450,000.00             21          8,865,281.62         14.17
$450,000.01 - $500,000.00             22         10,481,408.32         16.75
$500,000.01 - $550,000.00              8          4,202,322.81          6.72
$550,000.01 - $600,000.00              6          3,465,084.21          5.54
$600,000.01 - $650,000.00              7          4,410,976.26          7.05
$700,000.01 - $750,000.00              2          1,449,486.12          2.32
$850,000.01 - $900,000.00              1            859,645.71          1.37
$900,000.01 - $950,000.00              1            946,733.36          1.51
$950,000.01 - $1,000,000.00            1            961,000.00          1.54
$1,000,000.01 >=                       5          6,137,027.34          9.81
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: $326,872.14
Maximum: $1,366,000.00
Average: $477,588.01
--------------------------------------------------------------------------------


Gross Rate                         COUNT                   UPB              %
--------------------------------------------------------------------------------
5.126% - 5.250%                        1           $357,500.00          0.57%
5.251% - 5.375%                        2            711,694.82          1.14
5.376% - 5.500%                       14          6,091,687.90          9.74
5.501% - 5.625%                       20          9,553,064.09         15.27
5.626% - 5.750%                       11          5,319,454.95          8.50
5.751% - 5.875%                       15          8,516,502.31         13.61
5.876% - 6.000%                       11          5,536,736.74          8.85
6.001% - 6.125%                        6          3,405,996.64          5.44
6.126% - 6.250%                       11          5,277,910.13          8.44
6.251% - 6.375%                        7          3,115,287.37          4.98
6.376% - 6.500%                        9          3,450,168.98          5.51
6.501% - 6.625%                        5          2,121,287.43          3.39
6.626% - 6.750%                        3          1,340,011.67          2.14
6.751% - 6.875%                        5          2,352,872.37          3.76
6.876% - 7.000%                        1            381,901.68          0.61
7.001% - 7.125%                        3          1,888,122.01          3.02
7.126% - 7.250%                        1            335,737.88          0.54
7.251% - 7.375%                        2            781,209.04          1.25
7.501% - 7.625%                        2          1,121,187.92          1.79
7.751% - 7.875%                        1            356,554.45          0.57
8.001% - 8.125%                        1            549,140.54          0.88
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 8.125%
Weighted Average: 6.111%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 14, 2003 10:44                    Page 1 of 4

                        Collateral Stratification Report
                                   ALTA15 MAY

                              ALTA15 Non-Conforming
================================================================================

Net Rate                           COUNT                  UPB               %
--------------------------------------------------------------------------------
4.876% - 5.000%                        1           $357,500.00          0.57%
5.001% - 5.125%                        2            711,694.82          1.14
5.126% - 5.250%                       14          6,091,687.90          9.74
5.251% - 5.375%                       20          9,553,064.09         15.27
5.376% - 5.500%                       11          5,319,454.95          8.50
5.501% - 5.625%                       15          8,516,502.31         13.61
5.626% - 5.750%                       11          5,536,736.74          8.85
5.751% - 5.875%                        6          3,405,996.64          5.44
5.876% - 6.000%                       11          5,277,910.13          8.44
6.001% - 6.125%                        7          3,115,287.37          4.98
6.126% - 6.250%                        9          3,450,168.98          5.51
6.251% - 6.375%                        5          2,121,287.43          3.39
6.376% - 6.500%                        3          1,340,011.67          2.14
6.501% - 6.625%                        5          2,352,872.37          3.76
6.626% - 6.750%                        1            381,901.68          0.61
6.751% - 6.875%                        3          1,888,122.01          3.02
6.876% - 7.000%                        1            335,737.88          0.54
7.001% - 7.125%                        2            781,209.04          1.25
7.251% - 7.375%                        2          1,121,187.92          1.79
7.501% - 7.625%                        1            356,554.45          0.57
7.751% - 7.875%                        1            549,140.54          0.88
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 7.875%
Weighted Average: 5.861%
--------------------------------------------------------------------------------


Original Term to Maturity          COUNT                   UPB              %
--------------------------------------------------------------------------------
61 - 120                               1           $422,000.00          0.67%
121 - 180                            130         62,142,028.92         99.33
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


Remaining Term to Stated Maturity   COUNT                  UPB              %
--------------------------------------------------------------------------------
61 - 120                               1           $422,000.00          0.67%
121 - 180                            130         62,142,028.92         99.33
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------


Seasoning                          COUNT                 UPB                %
--------------------------------------------------------------------------------
<= 0                                  24        $11,841,000.00         18.93%
1 - 1                                 44         20,749,746.95         33.17
2 - 2                                 44         19,582,876.26         31.30
3 - 3                                  5          2,018,754.01          3.23
4 - 4                                  4          2,002,225.11          3.20
5 - 5                                  3          1,765,393.03          2.82
6 - 6                                  1            470,004.83          0.75
7 - 12                                 4          2,381,173.99          3.81
13 - 24                                2          1,752,854.74          2.80
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 15
Weighted Average: 2
--------------------------------------------------------------------------------


FICO Scores                        COUNT                   UPB              %
--------------------------------------------------------------------------------
630 - 639                              1           $380,000.00          0.61%
640 - 649                              6          3,353,945.38          5.36
650 - 659                              6          2,610,378.94          4.17
660 - 669                              5          2,899,878.29          4.64
670 - 679                              6          2,541,821.81          4.06
680 - 689                              9          3,978,303.98          6.36
690 - 699                              6          2,516,514.69          4.02
700 - 709                             11          4,716,031.37          7.54
710 - 719                              8          4,561,631.53          7.29
720 - 729                              9          3,738,704.37          5.98
730 - 739                             10          4,904,480.06          7.84
740 - 749                              6          2,633,008.26          4.21
750 - 759                              9          4,369,641.18          6.98
760 - 769                             13          7,036,195.16         11.25
770 - 779                              6          2,484,843.22          3.97
780 - 789                             15          7,268,226.13         11.62
790 - 799                              2          1,298,605.81          2.08
800 - 809                              3          1,271,818.74          2.03
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 638
Maximum: 807
Weighted Average: 726
--------------------------------------------------------------------------------


Loan To Value Ratio                COUNT                   UPB             %
--------------------------------------------------------------------------------
20.01% - 25.00%                        2           $778,153.48          1.24%
25.01% - 30.00%                        2            735,238.88          1.18
30.01% - 35.00%                        4          2,538,828.56          4.06
35.01% - 40.00%                        6          3,248,714.05          5.19
40.01% - 45.00%                       11          5,643,278.59          9.02
45.01% - 50.00%                        7          2,820,345.11          4.51
50.01% - 55.00%                       13          5,783,805.34          9.24
55.01% - 60.00%                        7          3,349,329.04          5.35
60.01% - 65.00%                        7          4,818,346.79          7.70
65.01% - 70.00%                       16          6,692,240.94         10.70
70.01% - 75.00%                       19          9,424,632.69         15.06
75.01% - 80.00%                       34         15,356,967.70         24.55
80.01% - 85.00%                        1            487,505.89          0.78
85.01% - 90.00%                        2            886,641.86          1.42
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 20.38%
Maximum: 90.00%
Weighted Average: 62.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 14, 2003 10:44                    Page 2 of 4

                        Collateral Stratification Report
                                   ALTA15 MAY

                              ALTA15 Non-Conforming
================================================================================

Combined Loan To Value Ratio       COUNT                   UPB              %
--------------------------------------------------------------------------------
<= 0.00%                               6         $3,686,000.00          5.89%
20.01% - 25.00%                        2            778,153.48          1.24
25.01% - 30.00%                        2            735,238.88          1.18
30.01% - 35.00%                        4          2,538,828.56          4.06
35.01% - 40.00%                        6          3,248,714.05          5.19
40.01% - 45.00%                        6          2,502,203.52          4.00
45.01% - 50.00%                        5          2,063,345.11          3.30
50.01% - 55.00%                       11          4,759,990.34          7.61
55.01% - 60.00%                        6          2,997,206.36          4.79
60.01% - 65.00%                        7          3,826,490.16          6.12
65.01% - 70.00%                       14          6,924,943.19         11.07
70.01% - 75.00%                       17          8,490,425.41         13.57
75.01% - 80.00%                       23         10,334,411.41         16.52
80.01% - 85.00%                        2          1,103,753.51          1.76
85.01% - 90.00%                       15          6,464,064.36         10.33
90.01% - 95.00%                        5          2,110,260.58          3.37
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 95.000%
Weighted Average: 62.089%
--------------------------------------------------------------------------------


DTI                                COUNT                   UPB              %
--------------------------------------------------------------------------------
<= 0.000%                             20        $10,763,327.30         17.20%
6.001% - 11.000%                       1            381,981.99          0.61
11.001% - 16.000%                      2            915,288.67          1.46
16.001% - 21.000%                      9          4,098,942.09          6.55
21.001% - 26.000%                     14          6,619,704.44         10.58
26.001% - 31.000%                     19          8,752,273.53         13.99
31.001% - 36.000%                     25         10,976,156.22         17.54
36.001% - 41.000%                     29         13,879,011.99         22.18
41.001% - 46.000%                      8          4,437,195.00          7.09
46.001% - 51.000%                      3          1,250,936.47          2.00
51.001% - 56.000%                      1            489,211.22          0.78
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 53.10%
Weighted Average: 32.51%
--------------------------------------------------------------------------------


Geographic Concentration           COUNT                   UPB              %
--------------------------------------------------------------------------------
California                            59        $24,708,382.47         39.49%
New York                              11          5,810,664.19          9.29
New Jersey                             8          4,791,996.26          7.66
Utah                                   5          3,384,832.27          5.41
Illinois                               6          2,906,913.98          4.65
Florida                                5          2,536,589.88          4.05
Maryland                               5          2,276,414.33          3.64
Texas                                  3          2,137,330.51          3.42
Arizona                                5          1,885,236.83          3.01
Pennsylvania                           2          1,768,798.95          2.83
Connecticut                            3          1,765,614.36          2.82
Michigan                               3          1,338,302.96          2.14
Colorado                               3          1,335,520.16          2.13
Hawaii                                 1            961,000.00          1.54
Nevada                                 2            789,319.52          1.26
Minnesota                              2            749,169.23          1.20
New Mexico                             1            578,041.54          0.92
Ohio                                   1            491,623.33          0.79
Oklahoma                               1            490,000.00          0.78
Georgia                                1            415,000.00          0.66
Tennessee                              1            373,352.33          0.60
Louisiana                              1            366,000.00          0.59
Oregon                                 1            357,631.60          0.57
Massachusetts                          1            346,294.22          0.55
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


North-South CA                     COUNT                   UPB              %
--------------------------------------------------------------------------------
North CA                              25        $10,218,440.87         16.33%
South CA                              34         14,489,941.60         23.16
States Not CA                         72         37,855,646.45         60.51
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Zip Code Concentration             COUNT                   UPB              %
--------------------------------------------------------------------------------
07631                                  2         $1,719,000.00          2.75%
07755                                  2          1,517,266.38          2.43
19320                                  1          1,245,747.39          1.99
76132                                  1          1,235,000.00          1.97
84092                                  1          1,118,589.15          1.79
Other                                124         55,728,426.00         89.07
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Loan Purpose                       COUNT                   UPB              %
--------------------------------------------------------------------------------
No Cash Refi                          70        $34,814,019.56         55.65%
Cash Out Refi                         46         21,173,177.78         33.84
Purchase                              15          6,576,831.58         10.51
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 14, 2003 10:44                    Page 3 of 4

                        Collateral Stratification Report
                                   ALTA15 MAY

                              ALTA15 Non-Conforming
================================================================================

Document Type                      COUNT                   UPB              %
--------------------------------------------------------------------------------
Full                                  44        $22,019,541.88         35.20%
NIV                                   33         15,404,148.94         24.62
Asset Verification                    19          7,923,458.47         12.66
Stated Income                         15          7,429,546.65         11.88
No Income/Full Asset                   8          3,413,056.41          5.46
No Doc                                 5          2,123,946.03          3.39
No Income, No Asset                    3          2,083,694.82          3.33
No Income/No Ratio                     3          1,784,758.67          2.85
No inc.,no asset,no emp.               1            381,877.05          0.61
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Property Type                      COUNT                   UPB              %
--------------------------------------------------------------------------------
1-Family                             114        $54,653,730.79         87.36%
PUD (Detached)                         9          3,620,971.43          5.79
PUD                                    4          2,552,636.43          4.08
Condo < 5 Floors                       2            830,995.28          1.33
2-Family                               1            549,140.54          0.88
High-rise Condo                        1            356,554.45          0.57
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Occupancy                          COUNT                   UPB              %
--------------------------------------------------------------------------------
Primary                              121        $58,435,406.12         93.40%
Secondary                              6          2,583,171.38          4.13
Investor                               4          1,545,451.42          2.47
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------




Prepayment Penalty                 COUNT                   UPB              %
--------------------------------------------------------------------------------
36                                     1           $575,015.94          0.92%
60                                     1          1,245,747.39          1.99
N                                    129         60,743,265.59         97.09
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
wa TERM: 1.526
--------------------------------------------------------------------------------


Balloon Flag                       COUNT                   UPB              %
--------------------------------------------------------------------------------
No                                   117        $55,890,675.88         89.33%
Yes                                   14          6,673,353.04         10.67
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Mortgage Ins.                      COUNT                   UPB              %
--------------------------------------------------------------------------------
Curr LTV < 80%                       128        $61,189,881.17         97.80%
MGIC                                   1            478,419.83          0.76
Republic Mortgage                      1            408,222.03          0.65
United Guaranty                        1            487,505.89          0.78
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


Pay Type                           COUNT                   UPB              %
--------------------------------------------------------------------------------
                                     131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Lien Type                          COUNT                   UPB              %
--------------------------------------------------------------------------------
First Lien                           131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Pledge Loan                        COUNT                   UPB              %
--------------------------------------------------------------------------------
None                                  17         $8,815,725.25         14.09%
                                     114         53,748,303.67         85.91
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Relocation                         COUNT                   UPB              %
--------------------------------------------------------------------------------
                                     131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Section-32                         COUNT                   UPB              %
--------------------------------------------------------------------------------
                                     131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------


Foreign Borrower                   COUNT                   UPB              %
--------------------------------------------------------------------------------
                                      54        $26,314,036.61         42.06%
N                                     77         36,249,992.31         57.94
--------------------------------------------------------------------------------
Total:                               131        $62,564,028.92        100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 14, 2003 10:44                    Page 4 of 4

                        Collateral Stratification Report
                                   ALTA15 MAY

                                   All records
================================================================================

Pool Summary                       COUNT                   UPB              %
--------------------------------------------------------------------------------
Non-Conforming                       131        $62,564,028.92         58.43%
Conforming                           320         44,510,589.23         41.57
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-04-01
AVG UPB: $237,416.00
GROSS WAC: 6.3063%
NET WAC: 6.051%
% SF/PUD: 85.78%
% FULL/ALT: 29.40%
% CASHOUT: 35.78%
% BUYDOWN: 1.75%
% LTV > 80 NO MI: 0.11%
WA LTV: 66.25%
% FICO > 679: 76.23%
% NO FICO: 0.00%
WA FICO: 718
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.62%
CALIFORNIA %: 32.19%
--------------------------------------------------------------------------------


Product Type                       COUNT                    UPB             %
--------------------------------------------------------------------------------
Fixed                                451        $107,074,618.15       100.00%
--------------------------------------------------------------------------------
Total:                               451        $107,074,618.15       100.00%
--------------------------------------------------------------------------------


Original Balance                   COUNT                   UPB              %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                    33         $1,232,032.63          1.15%
$50,000.01 - $100,000.00             100          7,631,594.39          7.13
$100,000.01 - $150,000.00             66          8,025,785.29          7.50
$150,000.01 - $200,000.00             54          9,327,991.35          8.71
$200,000.01 - $250,000.00             29          6,476,644.62          6.05
$250,000.01 - $300,000.00             22          6,130,591.02          5.73
$300,000.01 - $350,000.00             26          8,660,513.15          8.09
$350,000.01 - $400,000.00             42         15,718,374.34         14.68
$400,000.01 - $450,000.00             25         10,479,040.23          9.79
$450,000.01 - $500,000.00             23         10,959,775.32         10.24
$500,000.01 - $550,000.00              8          4,202,322.81          3.92
$550,000.01 - $600,000.00              6          3,465,084.21          3.24
$600,000.01 - $650,000.00              7          4,410,976.26          4.12
$700,000.01 - $750,000.00              2          1,449,486.12          1.35
$850,000.01 - $900,000.00              1            859,645.71          0.80
$900,000.01 - $950,000.00              1            946,733.36          0.88
$950,000.01 - $1,000,000.00            1            961,000.00          0.90
$1,000,000.01 >=                       5          6,137,027.34          5.73
--------------------------------------------------------------------------------
Total:                               451        $107,074,618.15       100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $1,366,000.00
Average: $238,566.92
--------------------------------------------------------------------------------



Unpaid Balance                     COUNT                   UPB              %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                  282        $32,694,048.28         30.53%
$250,000.01 - $300,000.00             22          6,130,591.02          5.73
$300,000.01 - $350,000.00             26          8,660,513.15          8.09
$350,000.01 - $400,000.00             44         16,514,475.72         15.42
$400,000.01 - $450,000.00             23          9,682,938.85          9.04
$450,000.01 - $500,000.00             23         10,959,775.32         10.24
$500,000.01 - $550,000.00              8          4,202,322.81          3.92
$550,000.01 - $600,000.00              6          3,465,084.21          3.24
$600,000.01 - $650,000.00              7          4,410,976.26          4.12
$700,000.01 - $750,000.00              2          1,449,486.12          1.35
$850,000.01 - $900,000.00              1            859,645.71          0.80
$900,000.01 - $950,000.00              1            946,733.36          0.88
$950,000.01 - $1,000,000.00            1            961,000.00          0.90
$1,000,000.01 >=                       5          6,137,027.34          5.73
--------------------------------------------------------------------------------
Total:                               451        $107,074,618.15       100.00%
--------------------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $1,366,000.00
Average: $237,416.00
--------------------------------------------------------------------------------


Gross Rate                         COUNT                   UPB              %
--------------------------------------------------------------------------------
5.001% - 5.125%                        1           $243,750.00          0.23%
5.126% - 5.250%                        4            873,289.82          0.82
5.251% - 5.375%                        6          1,385,289.69          1.29
5.376% - 5.500%                       27          8,164,933.63          7.63
5.501% - 5.625%                       33         11,666,120.99         10.90
5.626% - 5.750%                       37          8,829,238.74          8.25
5.751% - 5.875%                       35         11,110,532.99         10.38
5.876% - 6.000%                       29          8,081,241.23          7.55
6.001% - 6.125%                       19          5,375,929.68          5.02
6.126% - 6.250%                       25          7,447,352.72          6.96
6.251% - 6.375%                       20          4,604,294.16          4.30
6.376% - 6.500%                       30          6,580,413.44          6.15
6.501% - 6.625%                       19          3,501,569.32          3.27
6.626% - 6.750%                       16          2,831,347.74          2.64
6.751% - 6.875%                       30          6,754,752.20          6.31
6.876% - 7.000%                       16          2,294,547.13          2.14
7.001% - 7.125%                       12          3,065,690.87          2.86
7.126% - 7.250%                       15          2,706,134.92          2.53
7.251% - 7.375%                       15          2,635,152.64          2.46
7.376% - 7.500%                       19          2,297,418.43          2.15
7.501% - 7.625%                       14          2,435,572.13          2.27
7.626% - 7.750%                        6            974,292.30          0.91
7.751% - 7.875%                        4            617,819.30          0.58
7.876% - 8.000%                        4            464,444.45          0.43
8.001% - 8.125%                        4            993,363.67          0.93
8.126% - 8.250%                        3            529,402.34          0.49
8.251% - 8.375%                        2            208,689.63          0.19
8.501% - 8.625%                        1            170,397.67          0.16
8.626% - 8.750%                        2            164,436.32          0.15
8.876% - 9.000%                        1             31,500.00          0.03
9.126% - 9.250%                        1             15,300.00          0.01
9.501% - 9.625%                        1             20,400.00          0.02
--------------------------------------------------------------------------------
Total:                               451        $107,074,618.15       100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 9.620%
Weighted Average: 6.306%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 1 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                                   All records
================================================================================

Net Rate                          COUNT                   UPB              %
--------------------------------------------------------------------------------
4.751% - 4.875%                       1           $243,750.00          0.23%
4.876% - 5.000%                       4            873,289.82          0.82
5.001% - 5.125%                       6          1,385,289.69          1.29
5.126% - 5.250%                      27          8,164,933.63          7.63
5.251% - 5.375%                      33         11,666,120.99         10.90
5.376% - 5.500%                      37          8,829,238.74          8.25
5.501% - 5.625%                      35         11,110,532.99         10.38
5.626% - 5.750%                      29          8,081,241.23          7.55
5.751% - 5.875%                      20          5,434,708.79          5.08
5.876% - 6.000%                      24          7,388,573.61          6.90
6.001% - 6.125%                      21          4,658,944.16          4.35
6.126% - 6.250%                      30          6,580,413.44          6.15
6.251% - 6.375%                      19          3,501,569.32          3.27
6.376% - 6.500%                      16          2,831,347.74          2.64
6.501% - 6.625%                      30          6,920,502.20          6.46
6.626% - 6.750%                      18          2,481,297.13          2.32
6.751% - 6.875%                      14          3,203,330.87          2.99
6.876% - 7.000%                      17          2,909,534.92          2.72
7.001% - 7.125%                      15          2,563,152.64          2.39
7.126% - 7.250%                      18          2,077,018.43          1.94
7.251% - 7.375%                      11          2,246,182.13          2.10
7.376% - 7.500%                       5            905,892.30          0.85
7.501% - 7.625%                       3            554,819.30          0.52
7.626% - 7.750%                       4            464,444.45          0.43
7.751% - 7.875%                       3            858,363.67          0.80
7.876% - 8.000%                       3            529,402.34          0.49
8.001% - 8.125%                       2            208,689.63          0.19
8.251% - 8.375%                       1            170,397.67          0.16
8.376% - 8.500%                       2            164,436.32          0.15
8.626% - 8.750%                       1             31,500.00          0.03
8.876% - 9.000%                       1             15,300.00          0.01
9.251% - 9.375%                       1             20,400.00          0.02
--------------------------------------------------------------------------------
Total:                              451        $107,074,618.15       100.00%
--------------------------------------------------------------------------------
Minimum: 4.875%
Maximum: 9.370%
Weighted Average: 6.051%
--------------------------------------------------------------------------------


Original Term to Maturity          COUNT                   UPB              %
--------------------------------------------------------------------------------
61 - 120                               3           $457,700.00          0.43%
121 - 180                            448        106,616,918.15         99.57
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


Remaining Term to Stated
Maturity                           COUNT                 UPB             %
--------------------------------------------------------------------------------
61 - 120                               3           $457,700.00          0.43%
121 - 180                            448        106,616,918.15         99.57
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------


Seasoning                          COUNT                   UPB              %
--------------------------------------------------------------------------------
<= 0                                  77        $18,294,372.00         17.09%
1 - 1                                174         40,362,541.69         37.70
2 - 2                                145         33,314,905.34         31.11
3 - 3                                 15          3,180,334.20          2.97
4 - 4                                  9          2,582,328.67          2.41
5 - 5                                 12          2,745,855.62          2.56
6 - 6                                  2            669,054.41          0.62
7 - 12                                13          3,822,301.67          3.57
13 - 24                                4          2,102,924.55          1.96
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 18
Weighted Average: 2
--------------------------------------------------------------------------------


FICO Scores                       COUNT                   UPB              %
--------------------------------------------------------------------------------
600 - 609                             2           $313,094.50          0.29%
610 - 619                             1            157,500.00          0.15
620 - 629                             3            463,036.33          0.43
630 - 639                            10          2,012,113.20          1.88
640 - 649                            18          5,523,251.17          5.16
650 - 659                            22          4,549,707.18          4.25
660 - 669                            30          6,176,789.88          5.77
670 - 679                            32          6,250,832.18          5.84
680 - 689                            37          8,078,862.58          7.55
690 - 699                            28          5,162,635.80          4.82
700 - 709                            35          8,736,607.15          8.16
710 - 719                            37          8,067,435.74          7.53
720 - 729                            32          6,765,432.13          6.32
730 - 739                            33          7,647,977.71          7.14
740 - 749                            23          4,992,227.37          4.66
750 - 759                            26          6,900,757.33          6.44
760 - 769                            27          8,401,502.78          7.85
770 - 779                            18          4,033,025.04          3.77
780 - 789                            23          8,375,319.32          7.82
790 - 799                             6          2,253,021.24          2.10
800 - 809                             7          2,044,003.63          1.91
810 - 819                             1            169,485.89          0.16
--------------------------------------------------------------------------------
Total:                               451      $107,074,618.15         100.00%
--------------------------------------------------------------------------------
Minimum: 604
Maximum: 816
Weighted Average: 718
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 2 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                                   All records
================================================================================

Loan To Value Ratio              COUNT                   UPB              %
--------------------------------------------------------------------------------
20.01% - 25.00%                      6           $954,653.48          0.89%
25.01% - 30.00%                      4          1,132,398.76          1.06
30.01% - 35.00%                     11          3,440,310.00          3.21
35.01% - 40.00%                     16          4,507,288.69          4.21
40.01% - 45.00%                     14          6,068,944.62          5.67
45.01% - 50.00%                     18          3,999,296.02          3.74
50.01% - 55.00%                     28          7,896,454.64          7.37
55.01% - 60.00%                     31          6,667,961.25          6.23
60.01% - 65.00%                     18          6,061,755.28          5.66
65.01% - 70.00%                     44         10,430,370.64          9.74
70.01% - 75.00%                     56         14,296,994.56         13.35
75.01% - 80.00%                    162         34,944,907.78         32.64
80.01% - 85.00%                      9          1,374,759.94          1.28
85.01% - 90.00%                     30          4,708,774.56          4.40
90.01% - 95.00%                      2            307,747.93          0.29
95.01% - 100.00%                     2            282,000.00          0.26
--------------------------------------------------------------------------------
Total:                             451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Minimum: 20.38%
Maximum: 100.00%
Weighted Average: 66.25%
--------------------------------------------------------------------------------


Combined Loan To Value Ratio     COUNT                   UPB              %
--------------------------------------------------------------------------------
<= 0.00%                             9         $4,317,750.00          4.03%
20.01% - 25.00%                      6            954,653.48          0.89
25.01% - 30.00%                    6 4          1,132,398.76          1.06
30.01% - 35.00%                     11          3,440,310.00          3.21
35.01% - 40.00%                     14          4,065,288.69          3.80
40.01% - 45.00%                      9          2,927,869.55          2.73
45.01% - 50.00%                     14          2,709,090.72          2.53
50.01% - 55.00%                     25          6,729,467.55          6.28
55.01% - 60.00%                     31          6,551,134.19          6.12
60.01% - 65.00%                     17          5,011,142.20          4.68
65.01% - 70.00%                     40         10,428,515.71          9.74
70.01% - 75.00%                     47         12,726,159.41         11.89
75.01% - 80.00%                    102         21,972,632.05         20.52
80.01% - 85.00%                     13          2,392,917.74          2.23
85.01% - 90.00%                     77         16,057,665.62         15.00
90.01% - 95.00%                     28          5,144,113.33          4.80
95.01% - 100.00%                     4            513,509.15          0.48
--------------------------------------------------------------------------------
Total:                             451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 100.000%
Weighted Average: 67.015%
--------------------------------------------------------------------------------


DTI                              COUNT                   UPB              %
--------------------------------------------------------------------------------
<= 0.000%                          110        $22,148,019.44         20.68%
1.001% - 6.000%                      6            627,826.79          0.59
6.001% - 11.000%                     2            455,095.73          0.43
11.001% - 16.000%                    5          1,480,854.87          1.38
16.001% - 21.000%                   28          6,069,907.47          5.67
21.001% - 26.000%                   33          9,207,859.30          8.60
26.001% - 31.000%                   51         13,729,732.80         12.82
31.001% - 36.000%                   84         19,769,262.30         18.46
36.001% - 41.000%                   90         23,584,860.21         22.03
41.001% - 46.000%                   24          6,629,118.77          6.19
46.001% - 51.000%                   15          2,773,002.03          2.59
51.001% - 56.000%                    3            599,078.44          0.56
--------------------------------------------------------------------------------
Total:                             451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 55.60%
Weighted Average: 32.65%
--------------------------------------------------------------------------------


Geographic Concentration         COUNT                   UPB              %
--------------------------------------------------------------------------------
California                         105        $34,472,005.27         32.19%
Illinois                            53          9,589,287.95          8.96
New York                            21          7,812,516.92          7.30
New Jersey                          17          6,561,338.33          6.13
Florida                             26          4,487,816.38          4.19
Utah                                10          4,042,540.45          3.78
Arizona                             19          3,729,595.87          3.48
Maryland                            11          3,386,092.28          3.16
Colorado                            16          3,368,642.68          3.15
Connecticut                         10          3,331,324.19          3.11
Texas                               11          3,088,501.96          2.88
Pennsylvania                        16          2,872,436.80          2.68
Michigan                            12          2,563,026.63          2.39
Minnesota                           11          1,938,074.01          1.81
Ohio                                18          1,908,070.40          1.78
Nevada                               7          1,567,263.34          1.46
Massachusetts                        6          1,290,882.18          1.21
Virginia                            12          1,209,985.46          1.13
Hawaii                               2          1,054,749.16          0.99
Oregon                               5          1,034,037.90          0.97
North Carolina                       9            864,463.38          0.81
New Mexico                           4            859,566.93          0.80
Wisconsin                            5            729,913.80          0.68
Tennessee                            3            679,722.82          0.63
Indiana                             12            675,887.89          0.63
Louisiana                            3            611,471.40          0.57
Washington                           5            528,558.07          0.49
Georgia                              2            506,196.84          0.47
Oklahoma                             1            490,000.00          0.46
District of Columbia                 1            380,166.93          0.36
Missouri                             5            365,276.26          0.34
Mississippi                          3            196,846.77          0.18
Rhode Island                         2            118,000.00          0.11
Maine                                1            117,000.00          0.11
Iowa                                 1            115,913.91          0.11
South Carolina                       1            112,892.61          0.11
Delaware                             1            111,800.00          0.10
Arkansas                             1            104,877.67          0.10
New Hampshire                        1            103,500.00          0.10
Alabama                              2             94,374.71          0.09
--------------------------------------------------------------------------------
Total:                             451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 3 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                                   All records
================================================================================

North-South CA                     COUNT                   UPB              %
--------------------------------------------------------------------------------
North CA                              36        $12,589,193.88         11.76%
South CA                              69         21,882,811.39         20.44
States Not CA                        346         72,602,612.88         67.81
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Zip Code Concentration             COUNT                   UPB              %
--------------------------------------------------------------------------------
07631                                  2         $1,719,000.00          1.61%
07755                                  2          1,517,266.38          1.42
06840                                  2          1,269,645.71          1.19
19320                                  1          1,245,747.39          1.16
76132                                  1          1,235,000.00          1.15
Other                                443        100,087,958.67         93.47
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Loan Purpose                       COUNT                   UPB              %
--------------------------------------------------------------------------------
No Cash Refi                         160        $47,157,058.68         44.04%
Cash Out Refi                        167         38,309,682.82         35.78
Purchase                             115         21,159,476.65         19.76
Refi                                   9            448,400.00          0.42
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Document Type                      COUNT                   UPB              %
--------------------------------------------------------------------------------
Full                                 120        $31,479,239.07         29.40%
NIV                                  125         30,969,619.24         28.92
Asset Verification                    68         15,134,826.88         14.13
No Doc                                66          9,329,549.13          8.71
Stated Income                         35          9,253,486.24          8.64
No Income, No Asset                   18          3,800,223.93          3.55
No Income/Full Asset                   8          3,413,056.41          3.19
No Income/No Ratio                     9          3,260,756.36          3.05
No inc.,no asset,no emp                1            381,877.05          0.36
Reduced Doc/No Ratio                   1             51,983.84          0.05
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Property Type                      COUNT                   UPB              %
--------------------------------------------------------------------------------
1-Family                             325        $83,025,911.88         77.54%
PUD                                   16          4,347,473.68          4.06
PUD (Detached)                        12          4,004,043.73          3.74
3-Family                              14          3,761,470.43          3.51
2-Family                              24          3,251,981.48          3.04
4-Family                              16          3,083,047.54          2.88
Condo < 5 Floors                      16          3,054,575.43          2.85
Condo                                  9            790,830.06          0.74
High-rise Condo                        3            534,461.80          0.50
Mfctrd Housing                         7            419,593.35          0.39
Single Family Attached                 2            280,438.62          0.26
Low-rise Condo                         4            255,000.00          0.24
PUD (Attached)                         2            191,042.60          0.18
Condo, Mid Rise                        1             74,747.55          0.07
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Occupancy                          COUNT                   UPB              %
--------------------------------------------------------------------------------
Primary                              310        $86,350,807.98         80.65%
Investor                             125         16,881,880.65         15.77
Secondary                             16          3,841,929.52          3.59
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Prepayment Penalty                 COUNT                   UPB              %
--------------------------------------------------------------------------------
36                                    15         $1,473,064.17          1.38%
60                                    21          3,476,443.64          3.25
N                                    415        102,125,110.34         95.38
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
wa TERM: 2.443
--------------------------------------------------------------------------------


Balloon Flag                       COUNT                   UPB              %
--------------------------------------------------------------------------------
No                                   343        $85,128,111.23         79.50%
Yes                                  108         21,946,506.92         20.50
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Mortgage Ins                       COUNT                   UPB              %
--------------------------------------------------------------------------------
Curr LTV < 80%                       408       $100,401,335.72         93.77%
GEMIC                                  1            228,876.88          0.21
Lender Paid                           10          1,000,840.00          0.93
MGIC                                   3            908,522.37          0.85
None                                   2            120,273.88          0.11
PMI EXISTS (Unknown Co)                4            317,700.00          0.30
PMI Mortgage Insurance                 1            162,964.09          0.15
Radian                                15          2,399,412.72          2.24
Republic Mortgage                      4            809,392.27          0.76
United Guaranty                        3            725,300.22          0.68
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.11%
--------------------------------------------------------------------------------


Pay Type                           COUNT                   UPB              %
--------------------------------------------------------------------------------
                                     451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Lien Type                          COUNT                   UPB              %
--------------------------------------------------------------------------------
First Lien                           451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Pledge Loan                        COUNT                   UPB              %
--------------------------------------------------------------------------------
None                                  22         $9,988,897.35          9.33%
                                     429         97,085,720.80         90.67
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15       100.00%
--------------------------------------------------------------------------------


Relocation                         COUNT                   UPB              %
--------------------------------------------------------------------------------
                                     451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 4 of 5

                        Collateral Stratification Report
                                   ALTA15 MAY

                                   All records
================================================================================

Section-32                         COUNT                   UPB              %
--------------------------------------------------------------------------------
No                                    26         $1,932,726.50          1.81%
                                     425        105,141,891.65         98.19
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------


Foreign Borrower                   COUNT                   UPB              %
--------------------------------------------------------------------------------
                                     197        $48,255,502.20         45.07%
N                                    252         58,378,715.95         54.52
Y                                      2            440,400.00          0.41
--------------------------------------------------------------------------------
Total:                               451       $107,074,618.15        100.00%
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                               APR 14, 2003 10:43                    Page 5 of 5